Exhibit 99.2

Supplemental Operating and Financial Data June 30, 2013 (Unaudited) Amarillo, TX (120 beds) Operated by an entity within the Fundamental family of companies Grand Opening – June 20, 2013

Table of Contents 2 CORPORATE Company Information 3 Additional Information 4 Forward-Looking Statements & Non-GAAP Information 5 Acquisitions and Loan Originations 6 Development and Lease-Up Activity 7-12 Real Estate Portfolio Summary 13 Real Estate Portfolio Metrics 14 Real Estate Portfolio Diversification 15-18 Top Ten Operators - Owned Portfolio 19 Extendicare Inc. and Assisted Living Concepts, Inc. 20 Market Capitalization 21 Lease & Mortgage Loan Receivable Maturity 22 Debt Maturity 23 Financial Data Summary 24-25 Consolidated Statements of Income 26 Consolidated Balance Sheets 27 Funds from Operations 28-29 Glossary 30-32

Company Information

LTC LISTED NYSE

Company

Founded in 1992, LTC Properties, Inc. ("LTC") is a self-administered real estate investment trust that primarily invests in senior housing and long-term care properties through facility lease transactions, mortgage loans, and other investments. Our primary objectives are to sustain and enhance stockholder equity value and provide current income for distribution to stockholders through real estate investments in long-term care properties and other health care related properties operated by experienced operators. To meet these objectives, we attempt to invest in properties that provide opportunity for additional value and current returns to our stockholders and diversify our investment portfolio by geographic location, operator, and form of investment. For more information on LTC, visit the Company's website at www.LTCProperties.com.

Board of Directors

Andre Dimitriadis
Executive Chairman

Wendy Simpson

Edmund King

Timothy Triche, MD

Boyd Hendrickson
Lead Director

Devra Shapiro

Senior Management

Andre Dimitriadis
Executive Chairman

Wendy Simpson
Chief Executive Officer and President

Pam Kessler
Executive Vice President and Chief Financial Officer

Clint Malin
Executive Vice President and Chief Investment Officer

Contact Information

Corporate Office
2829 Townsgate Road, Suite 350
Westlake Village, CA 91361

Investor Relations
Investor.Relations@LTCProperties.com
(805) 981-8655

www.LTCProperties.com
(805) 981-8655 phone
(805) 981-8663 fax

CORPORATE

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4 CORPORATE Additional Information BMO Capital Markets Corp. J.J. B. Hilliard, W.L. Lyons, Inc. JMP Securities, LLC Richard Anderson John Roberts Peter Martin KeyBanc Capital Markets, Inc. RBC Capital Markets Corporation Sidoti & Company, LLC Karin Ford Mike Carroll Peter Sicher Stifel, Nicolaus & Company, Inc. Wells Fargo Securities, LLC Dan Bernstein Todd Stender Analyst Coverage Any opinions, estimates, or forecasts regarding LTC's performance made by the analysts listed above do not represent the opinions, estimates, or forecasts of LTC or its management.

5 Forward-Looking Statements This supplemental information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, adopted pursuant to the Private Securities Litigation Reform Act of 1995. Statements that are not purely historical may be forward-looking. You can identify some of the forward-looking statements by their use of forward-looking words, such as ‘‘believes,’’ ‘‘expects,’’ ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘seeks,’’ ‘‘approximately,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘estimates’’ or ‘‘anticipates,’’ or the negative of those words or similar words. Forward- looking statements involve inherent risks and uncertainties regarding events, conditions and financial trends that may affect our future plans of operation, business strategy, results of operations and financial position. A number of important factors could cause actual results to differ materially from those included within or contemplated by such forward-looking statements, including, but not limited to, the status of the economy, the status of capital markets (including prevailing interest rates), and our access to capital; the income and returns available from investments in health care related real estate, the ability of our borrowers and lessees to meet their obligations to us, our reliance on a few major operators; competition faced by our borrowers and lessees within the health care industry, regulation of the health care industry by federal, state and local governments, (including as a result of the Patient Protection and Affordable Care Act of 2010 and the Health Care and Education Reconciliation Act of 2010), changes in Medicare and Medicaid reimbursement amounts (including due to federal and state budget constraints), compliance with and changes to regulations and payment policies within the health care industry, debt that we may incur and changes in financing terms, our ability to continue to qualify as a real estate investment trust, the relative illiquidity of our real estate investments, potential limitations on our remedies when mortgage loans default, and risks and liabilities in connection with properties owned through limited liability companies and partnerships. For a discussion of these and other factors that could cause actual results to differ from those contemplated in the forwardlooking statements, please see the discussion under ‘‘Risk Factors’’ and other information contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and in our publicly available filings with the Securities and Exchange Commission. We do not undertake any responsibility to update or revise any of these factors or to announce publicly any revisions to forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Information This supplemental information contains certain non-GAAP information including EBITDA, normalized EBITDA, FFO, normalized FFO, normalized interest coverage ratio, and normalized fixed charges coverage ratio. A reconciliation of this non-GAAP information is provided on pages 25, 28, and 29 of this supplemental information, and additional information is available under the “Non-GAAP Financial Measures” subsection under the “Selected Financial Data” section of our website at www.LTCProperties.com. CORPORATE

Acquisitions and Loan Originations

(dollar amounts in thousands)

ACQUISITIONS

DATE	# OF PROPERTIES	PROPERTY TYPE	# BEDS/UNITS	LOCATION	OPERATOR	DATE OF CONSTRUCTION	PURCHASE PRICE	ANNUAL GAAP REVENUE	GAAP LEASE YIELD
2/28/11	2	ROC	118 beds/93 units	SC	Prestige Healthcare	1965-2001	$ 11,450	$ 1,158	10.1%
3/9/11	4	SNF	524 beds	TX	Meridian Senior Properties	2007-2008	45,000 (1)	4,722	10.5% (1)
8/1/11	1	SNF	140 beds	TX	Senior Care Centers	2008	10,000	1,058	10.5%
10/11/11	1	SNF	196 beds	TX	Fundamental	2005	15,500	1,881 (2)	11.0% (2)
10/11/11	1	SNF	120 beds	TX	Fundamental	2012-2013	844	- (2)	- (2)
11/1/11	1	SNF	156 beds	CA	Traditions Management	1990	17,500	1,814	10.3%
Total 2011	10		1,254 beds/93 units				100,294		
3/23/12	1	SNF	144 beds	TX	Senior Care Centers	2002	18,600	$ 1,988	10.7%
5/14/12	1	UDP (3)	60 units	CO	Under Development Property	2012-2013 (3)	1,882	-	- (3)
7/2/12	1	SNF	90 beds	TX	Senior Care Centers	2011	6,500	701	10.7%
7/31/12	2	SNF	288 beds	OH	Carespring Health Care Mgt	2009-2010	54,000	5,426	10.1%
10/23/12	1	UDP (4)	77 units	KS	Under Development Property	2012-2013 (4)	730	-	- (4)
12/20/12	5	ALF/MC	266 units	CO/NJ	Juniper Communities, LLC	1999-2002	81,988	6,665	8.1%
12/27/12	1	UDP (4)	81 units	TX	Under Development Property	2013 (4)	1,000	-	- (4)
12/28/12	1	UDP (4)	143 beds	KY	Under Development Property	2013 (4)	2,050	-	- (4)
Total 2012	13		665 beds/484 units				166,750		
Total	23		1,919 beds/577 units				$ 267,044		

(1) GAAP yield assumes a total purchase price of $45,000 which includes $41,000 of cash paid at closing and $4,000 earn-out paid in 2011.
(2) The GAAP yield represents the yield on the master lease and includes a parcel of land for $844 and $8,250 of construction funding. The skilled nursing property opened in June 2013. See page 7 for Lease-Up Activity.
(3) In July 2013, we received the certificate of occupancy a newly constructed 60-unit memory care property in Colorado. The new memory care property opened in July 2013. See page 7 for Lease-Up Activity.
(4) See page 7 for Development Activity.

LOAN ORIGINATIONS

Date	# of Properties	Property Type	# Units/Beds	Location	Borrower	Operator	Funded to Date	Annual Revenue	Interest Rate
11/15/12	1	SNF/UDP (1)	106 beds	WI	Hartford Healthcare	Fundamental	$ 3,533	$ 339	9.3%
12/20/12	1	ALF	70 units	PA	Cordia Commons at Meadville	Juniper	5,100	362	7.0%
Total 2012	2		106 beds / 70 units				$ 8,633	$ 701	

(1) Represents a mortgage and construction loan secured by a currently operating skilled nursing property and parcel of land upon which a 106-bed replacement facility is being constructed. The initial funding in 2012 was $2,619.

REAL ESTATE PORTFOLIO

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Development and Lease-Up Activity

(dollar amounts in thousands)

DEVELOPMENT

Estimated Rent Inception Date	Commitment Year	Project Type	Property	# of Projects	Property Type	Approximate Cash Lease Yield	# Units/Beds	Investment Commitment (1)	2Q13 Funding (1)	Total Funded to Date (1)	Remaining Commitment (1)
4Q13	2012	Development	Wichita, KS	1	ALF/MC	9.25%	77 units	10,585	1,743	4,826	5,759
4Q13	2012	Renovation	Roswell, NM	1	SNF	9.00%	-	1,540	-	1,108	432
4Q13	2012	Renovation	Alamagordo, NM	1	SNF	9.00%	-	710	-	319	391
4Q13 (2)	2012	Construction Loan	Slinger, WI	1	SNF	9.00% (3)	106 beds	10,600	3	3,533	7,067
4Q13	2012	Expansion	Arvada, CO	1	ALF/MC	7.75% (3)	-	6,600	1	2	6,598
				5			77 units/106 beds	$ 30,035	$ 1,747	$ 9,788	$ 20,247
2Q14	2013	Renovation	Hillview, TN	1	SNF	7.00%	-	$ 1,000	$ 85	$ 85	$ 915
2Q14	2013	Renovation	Lauderdale, TN	1	SNF	7.00%	-	1,100	94	94	1,006
3Q14	2012	Development	Frisco, TX	1	ALF/MC	9.25%	81 units	5,800	450	1,898	3,902
3Q14	2012	Renovation	Sacramento, CA	1	SNF	9.00%	-	1,700	-	-	1,700
4Q14	2012	Expansion	Ft. Collins, CO	1	ALF/MC	7.75% (3)	-	4,700	-	-	4,700
4Q14	2012	Renovation	Ft. Collins, CO	1	ALF/MC	7.75% (3)	-	3,300	-	-	3,300
				6			81 units	$ 17,600	$ 629	$ 2,077	$ 15,523
1Q15	2012	Development	Coldspring, KY	1	SNF	8.50%	143 beds	$ 23,500	$ 1,199	$ 6,044	$ 17,456
			Total	12			158 units/249 beds	$ 71,135	$ 3,575	$ 17,909	$ 53,226

(1) Includes land and excludes capitalized interest on our open commitment.
(2) Interest on the loan is paid monthly in arrears.
(3) Based on Treasury rate and/or Treasury rate plus spread but not less than the rate shown.

LEASE-UP

Status	Commitment Year	Project Type	Property	# of Projects	Property Type	Approximate Cash Lease Yield	# Units/Beds	Total Commitment	2Q13 Funding	Total Funded to Date	Remaining Commitment
Open	2011	Re-development (1)	Amarillo, TX	1	SNF	9.00%	120 beds	$ 9,094	$ 1,829	$ 6,975	$ 2,119
Open	2012	Development (2)	Littleton, CO	1	MC	9.25%	60 units	9,817	1,973	9,492	325
				2			60 units/120 beds	$ 18,911	$ 3,802	$ 16,467	$ 2,444

(1) Represents a newly developed 120-bed skilled nursing property in Texas which was opened in 2Q13 and replaces a skilled nursing property in our existing portfolio. Rent is expected to begin in 3Q13.
(2) Represents a newly developed 60-unit memory care property in Colorado which was opened in 3Q13. Rent is expected to begin in 3Q13.

REAL ESTATE PORTFOLIO

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8 REAL ESTATE PORTFOLIO Development Activity Development in Wichita, KS 77-unit assisted living and memory care property To be operated by Oxford Development Holdings, LLC Rendering

9 REAL ESTATE PORTFOLIO Development Activity Expansion Project in Arvada, CO Operated by Brookdale Senior Living, Inc. Rendering

10 REAL ESTATE PORTFOLIO Development Activity Mortgage and Construction Loan in Slinger, Wisconsin 106-bed skilled nursing property To be operated by an entity within the Fundamental family of companies

11 REAL ESTATE PORTFOLIO Lease-Up Activity Lease-Up in Amarillo, TX 120-bed skilled nursing property Grand Opening – June 20, 2013 Operated by an entity within the Fundamental family of companies

12 REAL ESTATE PORTFOLIO Rendering Lease-Up in Littleton, CO 60-unit memory care property Grand Opening – July 15, 2013 Operated by Anthem Memory Care Lease-Up Activity

13 Real Estate Portfolio Summary REAL ESTATE PORTFOLIO (dollar amounts in thousands) Real Estate Portfolio Snapshot Memory Care Property - Aurora, CO (48 units) Operated by Juniper Communities, LLC Assisted Living Property- Chatham, NJ (92 units) Operated by Juniper Communities, LLC (1) Includes rental income from continuing and discontinued operations Type of Property Gross Investments % of Investments Rental Income(1) Interest Income % of Revenues(1) # of Properties SNF Beds ALF Units Skilled Nursing $ 478,751 50.2% $ 50,057 $ 2,754 53.2% 90 10,279 - $46.58 Assisted Living 392,115 41.2% 37,682 1,560 39.5% 104 - 4,713 $83.20 Range of Care 46,643 4.9% 5,307 328 5.7% 9 733 348 $43.15 Under Development 22,757 2.4% - - - - - - Schools 12,444 1.3% 1,564 - 1.6% 2 - - Total $ 952,710 100.0% $ 94,610 $4,642 100.0% 205 11,012 5,061 Trailing Twelve Months Ended June 30, 2013 Investment per Bed/Unit

14 Same Property Portfolio Statistics (1) Real Estate Portfolio Metrics REAL ESTATE PORTFOLIO Stabilized Property Portfolio Quality Mix Owned Properties 1Q13 4Q12 1Q13 4Q12 1Q13 4Q12 Assisted Living (2) 78.2% 78.2% 1.22 1.24 1.44 1.47 Assisted Living (3) 87.0% 87.0% 1.39 1.37 1.64 1.62 Skilled Nursing 79.0% 77.6% 1.85 1.84 2.55 2.46 Range of Care 86.0% 86.7% 1.38 1.37 1.83 1.80 (1) (2) (3) Includes properties leased to Assisted Living Concepts, Inc. Excludes properties leased to Assisted Living Concepts, Inc. Occupancy EBITDAR Coverage EBITDARM Coverage Information is for the trailing twelve months through March 31, 2013 and December 31, 2012 and is from property level operator financial statements which are unaudited and have not been independently verified by us. For the Three Months Ended March 31, 2013 Private Pay 59.1% Medicare 15.4% Medicaid 25.5% (1) Quality mix for our skilled nursing portfolio, for the quarter presented, is 25.1% Private Pay, 28.2% Medicare, and 46.8% Medicaid. Owned Properties Payor Source (1)

 LTC owns or holds mortgages on 205 properties and five parcels of land under development in 29 states Approximately 78% of the Company’s total gross investment is located in 10 states LTC’s largest concentration is in Texas which has approximately 25% of the Company’s total gross investment 15 Skilled Nursing Properties (Total: 90) Assisted Living Properties (Total: 104) 7 NV WY MI IL AR LA KY WV ME ND NY 34 2 1 2 3 5 1 8 3 2 2 2 2 2 6 20 3 5 4 10 11 4 4 2 6 1 4 2 8 7 4 3 3 8 1 1 Schools (Total: 2) Range of Care Properties (Total: 9) 1 1 1 2 2 1 1 1 1 WA OR CA AZ NM TX UT ID MT SD NE KS OK MS MN WI FL AL GA SC TN MO IA IN OH PA NJ NC VA CO Under Development Properties (Total: 5) 1 1 1 1 1 Real Estate Portfolio Diversification REAL ESTATE PORTFOLIO 1

16 Real Estate Portfolio Diversification REAL ESTATE PORTFOLIO Property and Asset Type Diversification - Owned and Loan Portfolio (1) Includes rental income from continuing and discontinued operations and interest income from mortgage loans Gross Gross Property Type Investment % % Asset Type Investment % Skilled Nursing 90 $ 478,751 50.2% $ 52,811 53.2% Real Property 913,042 $ 95.8% Assisted Living 104 392,115 41.2% 39,242 39.5% Loans Receivable 39,668 4.2% Range of Care 9 46,643 4.9% 5,635 5.7% Total 952,710 $ 100.0% Under Development - 22,757 2.4% - - Schools 2 12,444 1.3% 1,564 1.6% Total 205 $ 952,710 100.0% $ 99,252 100.0% Properties Revenue (1) Trailing Twelve Months Ended June 30, 2013 # of

17 Real Estate Portfolio Diversification REAL ESTATE PORTFOLIO State Diversification By Property Type - Owned and Loan Portfolio (1) Population is based on 2010 Census. (2) Due to master leases with properties in multiple states, revenue by state is not available. (dollar amounts in thousands) State (2) # of Props SNF % ALF % ROC % UDP % School % Gross Investment % Texas 55 193,393 $ 40.4% 37,782 $ 9.6% 2,994 $ 6.4% 1,930 $ 8.5% - $ - 236,099 $ 24.8% Ohio 19 66,157 13.8% 44,647 11.4% - - - - - - 110,804 11.6% New Jersey 5 - - 61,397 15.7% - - - - 9,270 74.5% 70,667 7.4% Florida 17 26,684 5.6% 41,059 10.5% - - - - - - 67,743 7.1% Colorado 11 6,038 1.3% 41,919 10.7% 2,007 4.3% 9,761 42.9% - - 59,725 6.3% California 5 20,649 4.3% 28,071 7.2% 2,736 5.9% - - - - 51,456 5.4% New Mexico 7 50,303 10.5% - - - - - - - - 50,303 5.3% Arizona 7 36,092 7.5% 5,120 1.3% - - - - - - 41,212 4.3% Virginia 4 15,713 3.3% - - 13,339 28.6% - - - - 29,052 3.0% Washington 10 8,669 1.8% 19,080 4.9% - - - - - - 27,749 2.9% All Others 65 55,053 11.5% 113,040 28.7% 25,567 54.8% 11,066 48.6% 3,174 25.5% 207,900 21.9% Total 205 478,751 $ 100.0% 392,115 $ 100.0% 46,643 $ 100.0% 22,757 $ 100.0% 12,444 $ 100.0% 952,710 $ 100.0%

18 Real Estate Portfolio Diversification REAL ESTATE PORTFOLIO Operator Diversification - Owned Portfolio Operator % % Extendicare Inc. and Assisted Living Concepts, Inc 37 88,034 $ 9.6% 10,963 $ 11.1% Brookdale Senior Living Communities, Inc. 35 84,212 9.2% 10,948 11.1% Juniper Communities, LLC 5 81,988 9.0% 6,663 6.7% Preferred Care 25 77,206 8.5% 10,588 10.7% Senior Care Centers, LLC 5 63,698 7.0% 6,748 6.8% Carespring Health Care Mgt, LLC 2 60,157 6.6% 5,431 5.5% Meridian Senior Properties Fund II, LP 4 50,841 5.6% 4,742 4.8% Traditions Senior Management, Inc. 4 48,500 5.3% 5,243 5.3% Skilled Healthcare Group Subsidiaries 5 40,270 4.4% 4,501 4.5% Sunrise Senior Living 6 37,659 4.1% 4,614 4.7% All Others 51 280,477 30.7% 28,494 28.8% Total 179 913,042 $ 100.0% 98,935 $ 100.0% # of Properties Gross Investment Annualized GAAP Rent

19 Top Ten Operators – Owned Portfolio REAL ESTATE PORTFOLIO Extendicare Inc. and Assisted Living Concepts, Inc. operate 37 of our assisted living properties in 10 states with a gross investment balance of $88.0 million as of June 30, 2013. Extendicare Inc. (TSX: EXE) operates 247 senior care centers in North America with the ability to serve approximately 27,100 residents. EXE offers a continuum of health care services, including nursing care, assisted living and related medical specialty services, such as sub-acute care and rehabilitative therapy on an inpatient and outpatient basis. Assisted Living Concepts, Inc. (Privately held) and its subsidiaries operate 211 residences which include licensed assisted living and independent living residences with capacity for 9,348 residents in 20 states. Brookdale Senior Living, Inc. (NYSE: BKD) operates 649 independent living, assisted living, and memory care communities and continuing care retirement centers, with the ability to serve approximately 67,000 residents. As of June 30, 2013, the LTC portfolio consisted of 35 assisted living properties in eight states with a gross investment balance of $84.2 million. Preferred Care, Inc. (Privately held) operates 102 facilities comprised of skilled nursing, assisted living, and independent living facilities, as well as five specialty care facilities, in 12 states. As of June 30, 2013, the LTC portfolio consisted of 23 skilled nursing and two range of care properties in six states with a gross investment balance of $77.2 million. They also operate one skilled nursing facility under a sub-lease with another lessee in our portfolio which is not included in the Preferred Care rental revenue. Skilled Healthcare Group (NYSE: SKH) is a holding company with subsidiaries that operate skilled nursing facilities, assisted living facilities, a rehabilitation therapy business, and a hospice business. Skilled Healthcare operates 74 skilled nursing and 22 assisted living facilities in 8 states. As of June 30, 2013, the LTC portfolio consisted of 5 skilled nursing properties in New Mexico with a gross investment balance of $40.3 million. Meridian Senior Properties Fund II, LP and other affiliated entities (Privately held) acquire, develop and operate independent living, assisted living, memory care and skilled nursing facilities and currently owns or leases 9 skilled nursing facilities, one assisted living facility, and one memory care facility. As of June 30, 2013, the LTC portfolio consisted of four skilled nursing properties in Texas with a gross investment balance of $50.8 million. Senior Care Centers, LLC (Privately held) provides skilled nursing care, memory care, assisted living, and independent living services in 35 facilities exclusively in Texas. As of June 30, 2013, the LTC portfolio consisted of five skilled nursing properties in Texas with a gross investment balance of $63.7 million. They also operate four skilled nursing properties under a sub-lease with Meridian Senior Properties Fund II, LP which is not included in the Senior Care Centers, LLC rental revenue. Carespring Health Care Mgmt, LLC (Privately held) provides skilled nursing, assisted living, and independent living services, and other rehabilitative and healthcare services at 10 facilities in two states. As of June 30, 2013, the LTC portfolio consisted of a parcel of land in Kentucky and two skilled nursing properties in Ohio with a gross investment balance of $60.2 million. Juniper Communities, LLC (Privately held) operates 18 facilities comprised of skilled nursing, assisted living, memory care, and independent living facilities in four states. As of June 30, 2013, the LTC portfolio consisted of five assisted living and memory care properties in two states with a gross investment balance of $82.0 million. Sunrise Senior Living, LLC (Privately Held), through its subsidiaries, operates 292 communities in the United States, Canada and the United Kingdom. Sunrise offers a full range of personalized senior living services, including independent living, assisted living, memory care, as well as nursing and rehabilitative services. As of June 30, 2013, the LTC portfolio consisted of six assisted living and memory care properties in two states with a gross investment balance of $37.7 million. Traditions Senior Management, Inc. and other affiliated entities (Privately held) operate 22 facilities consisting of independent living, assisted living, and skilled nursing facilities in eight states. As of June 30, 2013, the LTC portfolio consisted of three skilled nursing properties and one range of care property operated by Traditions and another affiliate in three states with a gross investment balance of $48.5 million. Traditions also operates two skilled nursing properties under a sub-lease with Preferred Care, Inc. which is not included in the Traditions rental revenue.

20 Extendicare Inc. (TSX: EXE) and Assisted Living Concepts, Inc. (Privately Held) REAL ESTATE PORTFOLIO Photos of our properties leased to ALC/Extendicare are available on the Company’s website at www.LTCProperties.com in the “ALC/EXE Properties” subsection under the “Property Photos” section of the “Properties” tab. (1) Twelve Months Ended March 31, 2013 States States Idaho 4 148 Arizona 2 76 Iowa 1 35 Indiana 2 78 New Jersey 1 39 Nebraska 4 158 Ohio 5 191 Oregon 3 119 Texas 7 278 Washington 8 308 Total 18 691 Total 19 739 Master Lease II # of Properties # of Units Master Lease I # of Properties # of Units Co-lessee Extendicare Inc. and Assisted Living Concepts, Inc. Total # of Properties 37 properties Total # of Units 1,430 units Lease Expiration December 31, 2014 Renewal Options Three (3) periods of ten (10) years each EBITDAR Coverage (1) 0.9x % of Portfolio Rent 11.1% of Annualized GAAP Rent

21 Market Capitalization (1) Includes amortization of debt issue cost. (2) Includes letter of credit fees. (3) Non-traded shares. Two million shares outstanding with a face rate of 8.5% and a liquidation value of $19.25 per share, convertible into common stock on a one-for-one basis. Our Series C preferred stock is not redeemable by us. (4) Traded on NYSE. (5) Closing price of our common stock as reported by the NYSE on June 28, 2013, the last trading day of second quarter 2013. FINANCIAL (In thousands, except per share amounts and number of shares) Capitalization Bank borrowings - LIBOR + 1.25% - $ Senior unsecured notes -weighted average rate 5.17% (1) 185,800 Bonds payable - weighted average rate 2.91% (2) 2,035 Total debt 187,835 12% No. of shares Preferred stock -Series C (3) 38,500 2% Common stock (4) 34,751,910 39.05 $ (5) 1,357,062 86% Non-controlling interest - - Total equity 1,395,562 88% 1,583,397 $ 100% Debt to Total Market Value Debt & Preferred to Total Market Value At June 30, 2013 Debt 11.9% 14.3% Equity Closing Price Total Market Value

22 Lease and Mortgage Loan Receivable Maturity FINANCIAL Investment Portfolio Maturity Schedule (as a % of total gross owned investment and mortgage loans outstanding) (dollar amounts in thousands) (1) Reflects annualized contract rate of interest for loans, net of collectability reserves, if applicable. Rental Revenue and Interest Income Maturity Year % of Total % of Total % of Total 2013 453 $ 0.5% - $ - 453 $ 0.4% 2014 12,951 13.1% 1,217 35.8% 14,168 13.8% 2015 1,132 1.1% 298 8.8% 1,430 1.4% 2016 2,129 2.2% 26 0.8% 2,155 2.1% 2017 1,638 1.7% 600 17.7% 2,238 2.2% 2018 10,620 10.7% 803 23.7% 11,423 11.2% 2019 1,596 1.6% 123 3.6% 1,719 1.7% 68,416 69.1% 328 9.6% 68,744 67.2% Total 98,935 $ 100.0% 3,395 $ 100.0% 102,330 $ 100.0% Annualized GAAP Rental Income Interest Income (1) Total Rental & Interest Income Thereafter

23 Debt Maturity (in thousands) FINANCIAL (in thousands) (1) Reflects scheduled principal payments. $ - $ 4,167 $ 635 $ 4,802 - 29,166 1,400 30,566 - 16,667 - 16,667 - 14,167 - 14,167 - 14,167 - 14,167 - 11,666 - 11,666 - 95,800 - 95,800 $ - $ 185,800 $ 2,035 $ 187,835 Total Year Unsecured Line of Credit Senior Unsecured Notes (1) Bonds Payable (1) Total Thereafter 2017 2016 2015 2014 2018 2019

24 Financial Data Summary FINANCIAL (dollar amounts in thousands) (1) Gross asset value represents undepreciated book value. Balance Sheet and Coverage Ratios 12/31/10 12/31/11 12/31/12 6/30/13 Net real estate assets $515,983 $599,916 $740,846 $741,929 Total assets 561,264 647,097 789,592 845,064 Total debt 91,430 159,200 303,935 187,835 Total liabilities 103,742 178,387 326,484 209,839 Preferred stock 126,913 38,500 38,500 38,500 Total equity 457,522 468,710 463,108 635,225 Debt to gross asset value ratio (1) 12.7% 19.3% 30.8% 17.8% Debt & preferred stock to gross asset value ratio (1) 30.3% 24.0% 34.7% 21.4% Debt to total market value ratio 9.5% 14.0% 21.4% 11.9% Debt & preferred stock to total market value ratio 23.0% 17.4% 24.2% 14.3% Debt to normalized EBITDA 1.4x 2.1x 3.7x 2.1x Normalized interest coverage ratio 24.5x 11.7x 8.4x 7.5x Normalized fixed charge coverage ratio 4.0x 6.3x 6.3x 5.9x Trailing twelve months ended

25 Financial Data Summary FINANCIAL FINANCIAL (dollar amounts in thousands) Non-Cash Rental Revenue Components (1) Projections based on current in-place leases assuming no modification or replacement of existing leases and no new leased investments are added to our portfolio. Reconciliation of Normalized EBITDA and Fixed Charges 2Q13 3Q13(1) 4Q13(1) 1Q14(1) 2Q14(1) 923 $ 877 $ 820 $ 586 $ 521 $ (165) (165) (165) (165) (165) 758 $ 712 $ 655 $ 421 $ 356 $ Straight-line rent Amort of lease inducement Net Net income 46,053 $ 49,443 $ 51,327 $ 51,161 $ (Less) add: (Gain) loss on sale of real estate, net (310) - (16) 1,014 Add: Interest expense 2,653 6,434 9,932 11,826 Add: Depreciation and amortization (continuing and discontinued operations) 16,109 19,623 22,153 23,884 Adjusted EBITDA 64,505 75,500 83,396 87,885 Add back/(deduct): Non-recurring one-time items 467 - (347) 707 Normalized EBITDA 64,972 $ 75,500 $ 83,049 $ 88,592 $ Interest expense 2,653 $ 6,434 $ 9,932 $ 11,826 $ Preferred stock dividend 13,662 5,512 3,273 3,273 Fixed Charges 16,315 $ 11,946 $ 13,205 $ 15,099 $ 12/31/10 12/31/11 6/30/13 Trailing twelve months ended 12/31/12

Consolidated Statements of Income 26 FINANCIAL FINANCIAL (dollar amounts in thousands, except per share amounts, audited) 2013 2012 2013 2012 Revenues Rental income 24,539 $ 21,139 $ 49,015 $ 41,975 $ Interest from mortgage loans 1,050 1,431 2,109 2,963 Interest and other income 92 485 185 722 Total revenues 25,681 23,055 51,309 45,660 Expenses Interest expense 2,798 2,004 5,931 4,037 Depreciation and amortization 6,124 5,355 12,250 10,509 General and administrative expenses 2,869 2,604 6,287 5,128 Total expenses 11,791 9,963 24,468 19,674 Income from continuing operations 13,890 13,092 26,841 25,986 Discontinued operations: Net Income from discontinued operations 27 21 52 43 (Loss) gain on sale of assets, net (1,014) - (1,014) 16 Net (loss) income from discontinued operations (987) 21 (962) 59 Net income 12,903 13,113 25,879 26,045 Income allocated to non-controlling interests - (10) - (21) Net income attributable to LTC Properties, Inc. 12,903 13,103 25,879 26,024 Income allocated to participating securities (91) (91) (189) (185) Income allocated to preferred stockholders (818) (818) (1,636) (1,636) Net income available to common stockholders 11,994 $ 12,194 $ 24,054 $ 24,203 $ Basic earnings per common share: $0.36 $0.40 $0.76 $0.80 Diluted earnings per common share: $0.36 $0.40 $0.76 $0.80 Weighted average shares used to calculate earnings per common share Basic 32,913 30,213 31,645 30,201 Diluted 32,946 30,258 31,679 30,246 June 30, Six Months Ended Three Months Ended June 30,

Consolidated Balance Sheets

(amounts in thousands, audited)

	June 30, 2013	December 31, 2012
ASSETS		
Real estate investments:		
Land	$ 75,094	$ 75,094
Buildings and improvements	836,934	822,618
Accumulated depreciation and amortization	(209,581)	(197,407)
Net operating real estate property	702,447	700,305
Properties held-for-sale, net of accumulated depreciation and amortization: 2013 - $804; 2012 - $1,141	210	1,242
Net real estate property	702,657	701,547
Mortgage loans receivable, net of allowance for doubtful accounts: 2013 - $396; 2012 - $782	39,272	39,299
Real estate investments, net	741,929	740,846
Other assets:		
Cash and cash equivalents	63,315	7,191
Debt issue costs, net	2,701	3,040
Interest receivable	741	789
Straight-line rent receivable, net of allowance for doubtful accounts: 2013 - $1,532; 2012 - $1,557	28,839	26,998
Prepaid expenses and other assets	6,262	7,548
Notes receivable	1,277	3,180
Total assets	**$ 845,064**	**$ 789,592**

	June 30, 2013	December 31, 2012
LIABILITIES		
Bank borrowings	$ -	$ 115,500
Senior unsecured notes	185,800	185,800
Bonds payable	2,035	2,635
Accrued interest	3,296	3,279
Earn-out liabilities	6,963	6,744
Accrued expenses and other liabilities	11,712	12,492
Accrued expenses and other liabilities related to properties held-for-sale	33	34
Total liabilities	209,839	326,484
EQUITY		
Preferred stock (1)	38,500	38,500
Common stock (2)	348	305
Capital in excess of par value	687,841	510,236
Cumulative net income	749,912	724,033
Other	134	152
Cumulative distributions	(841,510)	(810,125)
Total LTC stockholders' equity	635,225	463,101
Non-controlling interests	-	7
Total equity	635,225	463,108
Total liabilities and equity	**$ 845,064**	**$ 789,592**

(1) Preferred stock $0.01 par value; 15,000 shares authorized; shares issued and outstanding: 2013 - 2,000; 2012 - 2,000
(2) Common stock $0.01 par value; 60,000 shares authorized; shares issued and outstanding: 2013 - 34,752; 2012 - 30,544

FINANCIAL

27

LTC PROPERTIES, INC.

Funds from Operations

(dollar amounts in thousands, except per share amounts)

Normalized FFO, AFFO, and FAD Reconciliation

	Three Months Ended June 30,		Six Months Ended June 30,	
	2013	2012	2013	2012
Net income available to common stockholders	$ 11,994	$ 12,194	$ 24,054	$ 24,203
Add: Depreciation and amortization (continuing and discontinued operations)	6,131	5,369	12,267	10,536
Add (less): Loss (gain) on sale of real estate, net	1,014	-	1,014	(16)
FFO available to common stockholders	19,139	17,563	37,335	34,723
Add: Non-cash interest related to earn-out liabilities	110	110	220	220
Add: Non-recurring one time items	-	(347) [2]	707 [1]	(347) [2]
Normalized FFO available to common stockholders	**19,249**	**17,326**	**38,262**	**34,596**
Less: Non-cash rental income	(758)	(521)	(1,530)	(1,003)
Normalized adjusted FFO (AFFO)	18,491	16,805	36,732	33,593
Add: Non-cash compensation charges	523	458	1,051	910
Normalized funds available for distribution (FAD)	$ 19,014	$ 17,263	$ 37,783	$ 34,503
Diluted FFO available to common stockholders per share	$0.57	$0.57	$1.16	$1.13
Diluted normalized FFO available to common stockholders per share	**$0.57**	**$0.56**	**$1.18**	**$1.12**
Diluted normalized AFFO per share	$0.55	$0.55	$1.14	$1.09
Diluted normalized FAD per share	$0.57	$0.56	$1.17	$1.12

(1) Represents the one-time severance and accelerated restricted stock vesting charges related to the retirement of our Senior Vice President, Marketing and Strategic Planning.
(2) Represents revenue from the Sunwest bankruptcy settlement distribution.

FINANCIAL

28

Funds from Operations 29 FINANCIAL FINANCIAL (dollar amounts in thousands, except per share amounts)) Normalized FFO Per Share Reconciliation 2012 2012 Normalized FFO available to common stockholders $ 19,249 $ 17,326 $ 38,262 $ 34,596 Effect of dilutive securities: Participating securities 91 91 189 185 Convertible preferred securities 818 818 1,636 1,636 Convertible non-controlling interests - 10 - 21 Diluted normalized FFO available to common stockholders $ 20,158 $ 18,245 $ 40,087 $ 36,438 32,913 30,213 31,645 30,201 Effect of dilutive securities: Stock options 33 45 34 45 Participating securities 193 207 202 208 Convertible preferred securities 2,000 2,000 2,000 2,000 Convertible non-controlling interests - 23 - 25 Shares for diluted FFO per share 35,139 32,488 33,881 32,479 $0.58 $0.57 $1.21 $1.15 $0.57 $0.56 $1.18 $1.12 Diluted normalized FFO per share Shares for basic FFO per share Basic normalized FFO per share 2013 2013 Three Months Ended June 30, Six Months Ended June 30,

30 GLOSSARY Glossary Adjusted Funds From Operations (“AFFO”): FFO excluding the effects of non-cash rental income. Assisted Living Properties (“ALF”): The ALF portfolio consists of assisted living, independent living, and/or memory care properties. (See Independent Living and Memory Care) Assisted living properties are senior housing properties serving elderly persons who require assistance with activities of daily living, but do not require the constant supervision skilled nursing properties provide. Services are usually available 24 hours a day and include personal supervision and assistance with eating, bathing, grooming and administering medication. The facilities provide a combination of housing, supportive services, personalized assistance and health care designed to respond to individual needs. Contractual Lease Rent: Rental revenue as defined by the lease agreement between us and the operator for the lease year. Core Based Statistical Area (“CBSA”): Based on the U.S. Census Bureau, CBSA is a collective term for both metro and micro areas. Each metro or micro area consists of one or more counties and includes the counties containing the core urban area, as well as any adjacent counties that have a high degree of social and economic integration (as measured by commuting to work) with the urban core. EBITDA: Earnings before interest, taxes, depreciation and amortization. EBITDAR Coverage: From the operator financial statements, the trailing twelve month’s earnings before interest, taxes, depreciation, amortization, and rent divided by the operator’s contractual lease rent. Management fees are imputed at 5% of revenues. EBITDARM Coverage: From the operator financial statements, the trailing twelve month’s earnings before interest, taxes, depreciation, amortization, rent and management fees divided by the operator’s contractual lease rent. Funds Available for Distribution (“FAD”): FFO excluding the effects of non-cash rental income and non-cash compensation charges. Funds From Operations (“FFO”): As defined by the National Association of Real Estate Investment Trusts (“NAREIT”), net income available to common stockholders (computed in accordance with U.S. GAAP) excluding gains or losses on the sale of real estate and impairment write-downs of depreciable real estate plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. GAAP Lease Yield: GAAP rent divided by the purchase price. GAAP Rent: Total rent we will receive as a fixed amount over the life of the lease and recognized evenly over that life. GAAP rent recorded in the early years of a lease is higher than the cash rent received and during the later years of the lease, the cash rent received is higher than GAAP rent recognized. GAAP rent is commonly referred to as straight-line rental income. Gross Asset Value: Represents undepreciated book value. Gross Investment: Original price paid for an asset plus capital improvements funded by LTC Properties, Inc. (“LTC”), without any depreciation deductions. Gross Investment is commonly referred to as undepreciated book value.

31 GLOSSARY Glossary Independent Living Properties (“ILF”): Senior housing properties offering a sense of community and numerous levels of service, such as laundry, housekeeping, dining options/meal plans, exercise and wellness programs, transportation, social, cultural and recreational activities, on-site security and emergency response programs. Many offer on-site conveniences like beauty/barber shops, fitness facilities, game rooms, libraries and activity centers. ILFs are also known as retirement communities or senior apartments. Interest Income: Represents interest income from mortgage loans. Licensed Beds/Units: The number of beds and/or units that an operator is authorized to operate at senior housing and long-term care properties. Licensed beds and/or units may differ from the number of beds and/or units in service at any given time. Memory Care Properties (“MC”): Senior housing properties offering specialized options for seniors with Alzheimer’s disease and other forms of dementia. These facilities offer dedicated care and specialized programming for various conditions relating to memory loss in a secured environment that is typically smaller in scale and more residential in nature than traditional assisted living facilities. These facilities have staff available 24 hours a day to respond to the unique needs of their residents. Metropolitan Statistical Areas (“MSA”): Based on the U.S. Census Bureau, MSA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics. A metro area contains a core urban area of 50,000 or more population. (See Core Based Statistical Area) Micropolitan Statistical Areas (“Micro-SA”): Based on the U.S. Census Bureau, Micro-SA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics. A micro area contains an urban core of at least 10,000 (but less than 50,000) population. (See Core Based Statistical Area) Net Real Estate Assets: Gross investment less accumulated depreciation. Net Real Estate Asset is commonly referred to as Net Book Value (“NBV”). Non-cash Rental Income: Straight-line rental income and amortization of lease inducement. Non-cash Compensation Charges: Vesting expense relating to stock options and restricted stock. Normalized AFFO: FFO adjusted for non-recurring, infrequent or unusual items and excludes the non-cash rental income. Normalized FAD: FFO adjusted for non-recurring, infrequent or unusual items and excludes the non-cash rental income and non-cash compensation charges. Normalized FFO: FFO adjusted for non-recurring, infrequent or unusual items. Occupancy: The weighted average percentage of all beds and/or units that are occupied at a given time. The calculation uses the trailing twelve months and is based on licensed beds and/or units which may differ from the number of beds and/or units in service at any given time. Operator Financial Statements: Property level operator financial statements are unaudited and have not been independently verified by us.

32 GLOSSARY Glossary Private Pay: Private pay includes private insurance, HMO, VA, and other payors. Purchase Price: Represents the fair value price of an asset that is exchanged in an orderly transaction between market participants at the measurement date. An orderly transaction is a transaction that assumes exposure to the market for a period prior to the measurement date to allow for marketing activities that are usual and customary for transactions involving such assets; it is not a forced transaction (for example, a forced liquidation or distress sale). Quality Mix: LTC revenue by operator underlying payor source for the quarter presented. LTC is not a Medicaid or a Medicare recipient. Statistics represent LTC's rental revenues times operators' underlying payor source revenue percentage. Underlying payor source revenue percentage is calculated from property level operator financial statements which are unaudited and have not been independently verified by us. Range of Care (“ROC”): Range of care properties consist of properties providing skilled nursing and any combination of assisted living, independent living and/or memory care services. Rental Income: Represents GAAP rent net of amortized lease inducement cost from continuing and discontinued operations. Same Property Portfolio (“SPP”): Same property statistics allow management to evaluate the performance of LTC’s leased property portfolio under a consistent population, which eliminates the changes in the composition of our portfolio of properties. We identify our same property portfolio as stabilized properties that are, and remained, in operations for the duration of the quarter-over quarter comparison periods presented. Accordingly, it takes a stabilized property a minimum of 12 months in operations to be included in our same property portfolio. Schools: An institution for educating students which include private and charter schools. Private schools are not administered by local, state or national governments; therefore, funded in whole or part by student tuition rather than government funded. Charter schools provide an alternative to the traditional public school. Charter schools are generally autonomous entities authorized by the state or locality to conduct operations independent from the surrounding public school district. Laws vary by state, but generally charters are granted by state boards of education either directly or in conjunction with local school districts or public universities. Operators are granted charters to establish and operate schools based on the goals and objectives set forth in the charter. Upon receipt of a charter, schools receive an annuity from the state for each student enrolled. Skilled Nursing Properties (“SNF”): Senior housing properties providing restorative, rehabilitative and nursing care for people not requiring the more extensive and sophisticated treatment available at acute care hospitals. Many SNFs provide ancillary services that include occupational, speech, physical, respiratory and IV therapies, as well as sub-acute care services which are paid either by the patient, the patient’s family, private health insurance, or through the federal Medicare or state Medicaid programs. Stabilized: Newly acquired operating assets are generally considered stabilized at the earlier of lease-up (typically when occupancy reaches 80% at a SNF or 90% at an ALF) or 12 months from the acquisition date. Newly completed developments, including redevelopments, major renovations, and property additions, are considered stabilized at the earlier of lease-up or 24 months from the date the property is placed in service. Under Development Properties (“UDP”): Development projects to construct senior housing properties.